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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 2002
                                                          -------------


                               UNITY BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-12431             22-3282551
----------------------------        ----------          ------------
(State or other jurisdiction       (Commission          (IRS Employer
 of incorporation)                 File Number)        Identification No.)


       64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                            08809
      ---------------------------------------                            -----
      (Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (908)730-7630
                                                           -------------

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Item 5.     OTHER.

      The Registrant issued a press release on June 12, 2002 announcing the execution of a letter of intent outlining the terms under which the Registrant has agreed to acquire the capital stock of First Bank of Central Jersey.


Item 7.     EXHIBITS.

      The following exhibit is filed with this Current Report on Form 8-K.

      Exhibit No.             Description
      -----------             -----------

      99(a)                   Press Release dated June 12, 2002
      99(b)                   Letter of Intent between Registrant and First
                              Bank of Central Jersey.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       UNITY BANCORP, INC.
                                       -------------------
                                          (Registrant)


Dated: June 13, 2002                   By: /s/ James A. Hughes
                                           -------------------
                                       JAMES A. HUGHES, Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

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

Exhibit No.   Description                             Page No.
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
99(a)         Press Release dated June 12, 2002           5
99(b)         Letter of Intent between Registrant and     6 - 8
              First Bank of Central Jersey.
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